                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                                MICROVISION, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                  -------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         5)       Total fee paid:

                  -------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------

         3)       Filing Party:

                  -------------------------------------------------------------

         4)       Date Filed:

                  -------------------------------------------------------------

                                MICROVISION, INC.

                          NOTICE OF 2000 ANNUAL MEETING
                                  JUNE 22, 2000

Dear Microvision Shareholder:

         The Annual Meeting of Shareholders of Microvision, Inc. (the "Company"), will be held in the Crystal Room at the Washington Athletic Club (the "WAC"), 1325 Sixth Avenue, Seattle, Washington on June 22, 2000, at 9:00 a.m. for the following purposes:

         1. To elect ten directors to serve for the ensuing one year and until their respective successors are duly elected;

         2. To approve an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance upon exercise of options granted thereunder;

         3. To approve the Independent Director Stock Option Plan and the initial grant of options thereunder to our non-employee directors;

         4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2000; and

         5. To conduct any other business that may properly come before the meeting.

Parking is available at the WAC Parking Garage, located one block north of the WAC, at 1409 Sixth Avenue.

         If you were a shareholder of record on April 17, 2000, you will be entitled to vote on the above matters. A list of shareholders as of the record date will be available for shareholder inspection at the headquarters of the Company, 19910 North Creek Parkway, Bothell, Washington, during ordinary business hours, from June 12, 2000, to the date of our Annual Meeting. The list also will be available for inspection at the Annual Meeting.

         At the meeting, you will have an opportunity to ask questions about the Company and its operations. Regardless of the number of shares you own, your vote is important. Please sign, date and return the proxy card in the enclosed envelope at your earliest convenience.

         Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

         We look forward to seeing you. Thank you for your ongoing support of and interest in Microvision, Inc.

                                       SINCERELY,



                                       Richard F. Rutkowski
                                       PRESIDENT AND
                                       CHIEF EXECUTIVE OFFICER

April 28, 2000
Bothell, Washington

                                MICROVISION, INC.
                            19910 NORTH CREEK PARKWAY
                            BOTHELL, WASHINGTON 98011

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS

                                  JUNE 22, 2000

                                TABLE OF CONTENTS

Information about the annual meeting and voting...................................................................2
Information about Microvision common stock ownership..............................................................5
Information about directors and executive officers................................................................7
         The Board of Directors...................................................................................7
         The Committees of the Board of Directors.................................................................7
         How we compensate directors..............................................................................7
         The executive officers...................................................................................9
         How we compensate executive officers.....................................................................9
Report on executive compensation for 1999 by the compensation committee..........................................11
Stock performance graph..........................................................................................13
Certain relationships and related transactions...................................................................13
Discussion of proposals recommended by the Board of Directors....................................................14
         Proposal One: Election of directors.....................................................................14
         Proposal Two: Amendment of Company's 1996 Stock Option Plan to increase the number of shares authorized for issuance...................................................16
         Proposal Three: Approval of Company's Independent Director Stock Option Plan
                  and the initial grant of options...............................................................18
         Proposal Four: Ratification of independent auditors.....................................................19
         Other business..........................................................................................19
Information about shareholder proposals..........................................................................20
         Shareholder proposals...................................................................................20
         Director candidates.....................................................................................20
Additional information...........................................................................................21
         Annual Report...........................................................................................21
         Incorporation by reference..............................................................................21

                                    IMPORTANT

         Whether or not you expect to attend the Annual Meeting in person, we urge you to sign, date, and return the enclosed proxy card at your earliest convenience. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. This will ensure the presence of a quorum at the meeting. Promptly signing, dating and returning the proxy card will save the Company the expenses and extra work of additional solicitation. Sending in your proxy card will not prevent you from voting your shares at the meeting if you desire to do so, as your Proxy is revocable at your option.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:       WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: We sent you this Proxy Statement and the enclosed proxy card because Microvision's Board of Directors is soliciting your proxy to vote at the 2000 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held in the Crystal Room at the Washington Athletic Club (the "WAC"), 1325 Sixth Avenue, Seattle, Washington on June 22, 2000, at 9:00 a.m.

         This Proxy Statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the enclosed proxy card.

         On April 17, 2000, our "record date" for determining shareholders entitled to vote at the Annual Meeting, there were 11,584,275 shares of our common stock outstanding. If you owned shares of our common stock at the close of business on the record date, you are entitled to vote the shares you owned as of that date. We mailed this Proxy Statement to all shareholders entitled to vote their shares at the Annual Meeting on or about May 7, 2000.

Q:       HOW MANY VOTES DO I HAVE?

A: You have one vote for each share of Microvision common stock that you owned on the record date. The proxy card will indicate the number of shares.

Q:       HOW DO I VOTE BY PROXY?

A: If you properly fill in your proxy card and deliver it to us before the meeting commences on June 22, 2000, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

         -    "FOR" electing all ten nominees for Director,

         -    "FOR" amendment of Microvision's 1996 Stock Option Plan,

         - "FOR" approval of Microvision's Independent Director Stock Option Plan and initial grant of options, and

         - "FOR" ratifying PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2000.

         If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

Q:       MAY MY BROKER VOTE FOR ME?

A: Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its "street" name, the broker may vote your shares on routine matters even if it does not receive instructions from you.

B:       WHAT ARE ABSTENTIONS AND BROKER NON-VOTES?

A: An abstention represents the action by a shareholder to refrain from voting "for" or "against" a proposal.

         "Broker non-votes" represent votes that could have been cast on a particular matter by a broker, as a shareholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q:       MAY I REVOKE MY PROXY?

A: Yes. You may change your mind after you send in your proxy card by following these procedures. To revoke your proxy:

         1.       Send in another signed proxy with a later date;

         2. Send a letter revoking your proxy to Microvision's Secretary at the Company's offices in Bothell, Washington; or

         3.       Attend the Annual Meeting and vote in person.

Q:       HOW DO I VOTE IN PERSON?

A: If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee. The account statement or letter must show that you were the direct or indirect (beneficial) owner of the shares on April 17, 2000, the record date for voting.

Q:       WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:       WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

A: The ten nominees for Director who receive the most votes will be elected. So, if you do not vote for a nominee, or you indicate "withhold authority to vote" for a nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

         The amendment to the 1996 Stock Option Plan, the Independent Director Stock Option Plan and initial grant of options will be approved, and the appointment of PricewaterhouseCoopers LLP as our auditors for fiscal year 2000 will be ratified, if the number of votes cast in favor of these proposals exceed the number of votes cast against these proposals. Abstentions and broker non-votes will not be counted "for" or "against" the proposals and will have no effect on the outcome of the vote.

Q:       IS VOTING CONFIDENTIAL?

A: We keep all the proxies, ballots and voting tabulations private as a matter of practice. We only let our Inspector of Election examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will forward to management, however, any written comments that you make on the proxy card or elsewhere.

Q:       WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

A: Microvision will pay all the costs of soliciting these proxies. We have retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $7,500 plus expenses for these services. In addition to the solicitation of proxies by mail, our officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Q:       WHO SHOULD I CALL IF I HAVE ANY QUESTIONS?

A: If you have any questions about the Annual Meeting or voting, or your ownership of Microvision common stock, please call Holly Ash, our Director of Investor Relations, at (425) 415-6847. Ms. Ash's e-mail address is "hollya@mvis.com."

              INFORMATION ABOUT MICROVISION COMMON STOCK OWNERSHIP

Q:       HOW MUCH STOCK IS OWNED BY 5% SHAREHOLDERS, DIRECTORS AND EXECUTIVE
         OFFICERS?

A: The following table shows as of April 13, 2000, to the best of the Company's knowledge, the number of shares of Microvision common stock beneficially owned by all persons we know to beneficially own at least 5% of Microvision's common stock, Microvision's directors, the executive officers named in the Summary Compensation Table on page 10 of this Proxy Statement and all directors and executive officers as a group.

                                                                                       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                      NUMBER OF  SHARES (1)      COMMON STOCK  (2)
------------------------------------                      ---------------------      -----------------

Margaret Elardi (3)                                           601,400                            5.1%
3411 Las Vegas Blvd. South
Las Vegas, NV 89109

Richard F. Rutkowski (4)                                      505,992                            4.2%
c/o Microvision, Inc.
19910 North Creek Parkway
Bothell, WA 98011

Stephen R. Willey (5)                                         374,260                            3.2%
c/o Microvision, Inc.
19910 North Creek Parkway
Bothell, WA 98011

Richard A. Raisig (6)                                         177,000                            1.5%
c/o Microvision, Inc.
19910 North Creek Parkway
Bothell, WA 98011

Walter Lack                                                   168,337                            1.5%
c/o Engstrom, Lipscomb & Lack
10100 Santa Monica Blvd., 16th Floor
Los Angeles, CA 90067

Robert Ratliffe                                                17,450                            *
c/o Eagle River
2300 Carillon Point
Kirkland, WA 98033-7353

Richard Cowell                                                  8,200                            *
7840 Virginia Oak Drive
Gainesville, VA 20155

Jacob Brouwer                                                   6,800                            *
c/o Brouwer Claims
1200 West Pender Street, Suite 306
Vancouver, BC, Canada V6E2S9

William Owens                                                   4,800                            *


c/o Teledesic
1445 120th Avenue NE
Bellevue, WA 98005

Dennis Reimer                                                     100                           *
P.O. Box 889
Oklahoma City, OK 71301

All executive officers and
   directors as a group (10 persons)                        1,864,339                           15.1%

-------------------

*        Less than 1% of the outstanding shares of Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or convertible or may be exercised or converted within sixty days are deemed to be outstanding and to be beneficially owned by the person holding these options or warrants for the purpose of computing the number of shares beneficially owned and the percentage of ownership of the person holding these securities, but are not outstanding for the purpose of computing the percentage ownership of any other person or entity.

(2) Percentage of Common Stock is based on 11,584,275 shares of common stock outstanding as of April 13, 2000.

(3)      Includes 100,000 shares issuable upon exercise of an option.

(4)      Includes 354,703 shares issuable upon exercise of options.

(5)      Includes 201,625 shares issuable upon exercise of options.

(6)      Includes 143,717 shares issuable upon exercise of options.

Q: DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% SHAREHOLDERS COMPLY WITH THE BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS UNDER
         SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 IN 1999?

A: Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and greater-than-10% shareholders file reports with the SEC relating to their initial beneficial ownership of Microvision's securities and any subsequent changes. They must also provide us with copies of the reports.

         Based on copies of reports furnished to us, we believe that all of these reporting persons complied with their filing requirements for 1999, except that Richard A. Raisig and Margaret Elardi each filed one late report (eight and two transactions, respectively), Richard F. Rutkowski filed two late reports (thirteen transactions) and Stephen R. Willey filed five late reports (eighteen transactions).

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

         The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the President, other key executives and our principal advisers by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in capacity of director.

         The Board of Directors met five times during 1999. Each director, except for Jacob Brouwer and William Owens, attended at least 75% of the meetings of the Board and Board committees on which they serve.
The Board also approved certain actions by unanimous written consent.

THE COMMITTEES OF THE BOARD

         The Board of Directors has an Audit Committee, a Compensation Committee and a Finance Committee. There is no standing nominating or other committee that recommends qualified candidates to the Board for election as directors. The entire Board performs these duties.

         THE AUDIT COMMITTEE. The Audit Committee reviews our accounting practices, internal accounting controls, and interim and annual financial results, and oversees the engagement of the Company's independent auditors.

         Messrs. Cowell, Lack and Owens and Mrs. Elardi currently serve on the Audit Committee, with Mr. Cowell serving as Chairman. The Audit Committee met twice during 1999.

         THE COMPENSATION COMMITTEE. The Compensation Committee makes decisions on behalf of, and recommendations to, the Board regarding salaries, incentives, and other forms of compensation for directors, officers, and other key employees, and administers policies relating to compensation and benefits. The Compensation Committee also serves as the Plan Administrator for our stock option plans. The Compensation Committee's Report on Executive Compensation for 1999 is set forth below beginning on page 11.

         Messrs. Lack, Ratliffe, Rutkowski and Raisig currently serve as members of the Compensation Committee, with Mr. Lack serving as Chairman. The Compensation Committee met twice during 1999.

         THE FINANCE COMMITTEE. The Finance Committee makes recommendations to the Board on matters related to financing and our capitalization. Messrs. Rutkowski, Lack, Brouwer and Raisig are the current members of the Finance Committee, with Mr. Rutkowski serving as Chairman. The Finance Committee did not meet during fiscal year 1999.

HOW WE COMPENSATE DIRECTORS

         Pursuant to the 1996 Independent Director Stock Plan (the "Director Stock Plan"), each non-employee director ("Independent Director") receives an annual award of Common Stock ("Annual Award") each time he or she is elected to the Board (or, if directors are elected to serve terms longer than one year, as of the date of each annual shareholders' meeting during that term). The number of shares awarded in the Annual Award is equivalent to the result of $20,000 divided by the fair market value of a share on the date of the award, rounded to the nearest 100 shares (pro rated as appropriate if the Independent Director is elected or appointed to the Board at any time other than at the annual meeting of shareholders). Shares issued pursuant to an Annual Award vest in full on the earlier of one year from the date of grant or on the day prior to the next annual meeting of shareholders subsequent to the date on which the Annual Award was granted. If any shares awarded under the Director Stock Plan are forfeited, such shares will again be available for issuance under the Director Stock Plan. Unless earlier suspended or terminated by the Board, the Director Stock Plan will continue in effect until the earlier of: (i) ten years from the date on which it is adopted by the Board and (ii) the date on which all shares available for issuance under the Director Stock Plan have been issued.

         On February 16, 2000, the Board of Directors adopted, subject to shareholder approval, an Independent Director Stock Option Plan (the "Director Stock Option Plan"). Under the Director Stock Option Plan, each Independent Director will be granted a nonstatutory option to purchase 5,000 shares of Common Stock on the date on which he or she is elected, re-elected or appointed to the Board of Directors of the Company. Options granted pursuant to the Director Stock Option Plan will vest in full on the day prior to the date of the Company's Annual Meeting of Shareholders next following the date of grant, provided the Independent Director remains in service. The exercise price is equal to the average closing price of the Company's Common Stock as reported on the Nasdaq National Market during the ten trading days prior to the date of grant. The Director Stock Option Plan is more fully describe under Proposal
Three: Approval of the Independent Director Stock Option Plan and the initial grant of options, beginning on page 18.

         Independent Directors also receive a fee of $1,000 per committee meeting attended, excluding committee meetings held in conjunction with meetings of the Board of Directors. All directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board of Directors.

THE EXECUTIVE OFFICERS

         Executive officers are elected by our Board of Directors and hold office until their successors are elected and duly qualified.

HOW WE COMPENSATE EXECUTIVE OFFICERS

         The following table sets forth the compensation we paid to our Chief Executive Officer and all other executive officers of the Company receiving compensation in excess of $100,000 during the fiscal year ended December 31, 1999 (the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE

                                                                                                          LONG-TERM
                                                                                                         COMPENSATION
                                                                                                            AWARDS
                                          ANNUAL COMPENSATION                                           -------------
                                  ----------------------------------              All Other               Securities
Name and                          Fiscal       Salary      Bonus (1)          Compensation (2)           Underlying
Principal Position                 Year         ($)           ($)                   ($)                   Options
-------------------------------  ---------  ------------ --------------  -------------------------- ---------------------
Richard F. Rutkowski               1999       200,000        90,000               102,304                     -
  Chief Executive Officer          1998       175,000       105,000                  -                        -
  and President                    1997       145,000       100,000                  -                     340,000


Stephen R. Willey                  1999       170,000        70,000                87,856                     -
  Executive Vice President         1998       150,000        88,000                  -                     238,000
                                   1997       130,000        85,000                  -                        -


Richard A. Raisig                  1999       150,000        60,000                74,915                     -
  Chief Financial Officer,         1998       130,000        64,000                  -                        -
  and Vice President,              1997       120,000        60,000                  -                     136,000
  Operations

------------------------

(1) Bonus amounts for 1998 include amounts paid in 1999 for services performed in 1998. Bonus amounts for 1997 include amounts paid in 1998 for services performed in 1997. In 1997, Mr. Raisig's bonus included a portion related to the four month period ended December 31, 1996.

(2) All Other Compensation amounts for 1999 include special bonuses of $100,000, $80,000 and $70,000 awarded to Messrs. Rutkowski, Willey and Raisig, respectively, in connection with the redemption of the company's publicly traded warrants. The amounts also include forgiveness of $2,304, $7,856 and $4,915 in interest for Messrs. Rutkowski, Willey and Raisig, respectively, under the Company's Executive Stock Loan Program. For a description of the Executive Option Exercise Loan Plan, see "Employment Agreements" beginning on page 10.

AGGREGATED OPTION VALUES AS OF YEAR-END 1999.

         The following table provides information regarding the aggregate number of options exercised during the fiscal year ended December 31, 1999, by each of the Named Executive Officers and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1999.

                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                                      OPTIONS AT DECEMBER 31, 1999         AT DECEMBER 31, 1999*
                    SHARES ACQUIRED       VALUE       ----------------------------    ----------------------------------
NAME                  ON EXERCISE     REALIZED ($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE ($)  UNEXERCISABLE ($)
                      -----------     ------------    -----------    -------------    ---------------  -----------------
Richard F.
  Rutkowski              15,000          194,250        466,517         140,000         9,720,915           567,600

Stephen R.
  Willey                 98,125         1,096,003       279,750         154,000         6,154,038           988,680

Richard A.
  Raisig                 21,250          196,500        159,750         45,000          2,632,138           294,750

------------------

* The value of unexercised in-the-money options is based on difference between $30.25 (the fair market value Microvision's Common Stock on December 31, 1999, as reflected by the closing price of the common stock on the Nasdaq National Market as of that date) and the exercise price of such options.

EMPLOYMENT AGREEMENTS

         Pursuant to his employment agreement with the Company effective
October 1, 1997, Mr. Rutkowski receives an annual base salary of $145,000, subject to increases as determined by the Board of Directors, and an annual cash performance bonus in an amount to be determined by the Board of Directors. In 1997, Mr. Rutkowski received options to purchase up to an aggregate of 340,000 shares of Common Stock for service to the Company during the period October 1, 1997, through December 31, 2001. These options have ten-year terms, vest quarterly, and will vest immediately and become exercisable upon the occurrence of certain events following a change in control. Mr. Rutkowski is entitled to all benefits offered generally to the Company's employees. Upon termination without cause of Mr. Rutkowski's employment by the Company, Mr. Rutkowski's stock options will continue to vest and Mr. Rutkowski will be entitled to a severance payment. In January 2000, Mr. Rutkowski's base salary was adjusted to $225,000. In April 2000, Mr. Rutkowski's employment agreement was extended to December 31, 2004, and Mr. Rutkowski was granted options to purchase up to 300,000 shares of common stock for services to the Company during the period January 1, 2002, through December 31, 2004. These options have ten year terms, vest quarterly, and will vest immediately and become exercisable upon the occurrence of certain events following a change in control.

         Pursuant to his employment agreement with the Company effective October 1, 1998, Mr. Willey receives an annual base salary of $150,000, subject to increases as determined by the Board of Directors, and an annual cash performance bonus in an amount to be determined by the Board of Directors. In 1998, Mr. Willey received options to purchase up to an aggregate of 238,000 shares of Common Stock for service to the Company during the period October 1, 1998, through December 31, 2002. These options have ten-year terms, vest quarterly, and will vest immediately and become exercisable upon the occurrence of certain events following a change in control. Mr. Willey is entitled to all benefits offered generally to the Company's employees. Upon termination without cause of Mr. Willey's employment by the Company, Mr. Willey's stock options will continue to vest and Mr. Willey will be entitled to a severance payment. In January 2000, Mr. Willey's base salary was adjusted to $185,000. In April 2000, Mr. Willey's employment agreement was extended to December 31, 2003, and Mr. Willey was granted options to purchase up to 72,000 shares of Common Stock for service to the Company during the period January 1, 2003, through December 31, 2003. These options have ten year terms, vest quarterly, and will vest immediately and become exercisable upon the occurrence of certain events following a change in control.

         Pursuant to his employment agreement with the Company, effective October 1, 1997, Mr. Raisig receives an annual base salary of $130,000, subject to increases as determined by the Board of Directors, and an annual cash performance bonus in an amount to be determined by the Board of Directors. In January 1998, Mr. Raisig was awarded a bonus of $75,000 for services performed during 1997 and four months in 1996. In 1997, Mr. Raisig received options to purchase up to an aggregate of 136,000 shares of Common Stock for service to the Company during the period October 1, 1997, through December 31, 2000. These options have ten-year terms, vest quarterly, and will vest immediately and become exercisable upon the occurrence of certain events following a change in control. Mr. Raisig is entitled to all benefits offered generally to the Company's employees. Upon termination without cause of Mr. Raisig's employment by the Company, Mr. Raisig's stock options will continue to vest and Mr. Raisig will be entitled to a severance payment. In January 2000, Mr. Raisig's base salary was adjusted to $170,000. In April 2000, Mr. Raisig's employment agreement was extended to December 31, 2003, and Mr. Raisig was granted options to purchase up to 204,000 shares of common stock for service to the Company during the period January 1, 2001, through December 31, 2003. These options have ten year terms, vest quarterly, and will vest immediately and become exercisable upon the occurrence of certain events following a change in control.

         The Company has adopted the Executive Option Exercise Loan Plan, under which an executive officer may borrow an amount, cumulatively not to exceed his or her annual salary, to exercise options to purchase the Company's Common Stock. At the end of each year, the Company will forgive the interest that accrues under the loan if the executive remains in the employ of the Company. For 1999, the Company has forgiven $2,304, $7,856 and $4,915 in interest for Messrs. Rutkowski, Willey and Raisig, respectively, under the plan. For additional details regarding these transactions see "Certain Relationships and Related Transactions" on page 13.

CERTAIN TAX CONSIDERATIONS RELATED TO EXECUTIVE COMPENSATION

         As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, in the event that compensation paid by the Company to a "covered employee" (the chief executive officer and the next four highest paid employees) in a year were to exceed an aggregate of $1,000,000, the Company's deduction for such compensation could be limited to $1,000,000.

                    REPORT ON EXECUTIVE COMPENSATION FOR 1999
                          BY THE COMPENSATION COMMITTEE

EXECUTIVE COMPENSATION PHILOSOPHY

         The Compensation Committee of the Board of Directors is comprised of two independent directors and two employee directors. The Compensation Committee is responsible for evaluating compensation levels and compensation programs for executives and for making appropriate compensation awards for executive management.

         The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to enhance long term shareholder value and to reward executive management based on contributions to both the short and long term success of the Company. The Compensation Committee's philosophy is for the Company to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that incentivize and reward both the short and long term performance of the executive officers based on the success of the Company in meeting its business objectives.

EXECUTIVE COMPENSATION COMPONENTS

         BASE SALARY. Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices and of the performance of the Company as a whole. In determining base salaries, the Compensation Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

         INCENTIVE BONUS. The Compensation Committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short term corporate goals that also further the long term objectives of the Company, and places a significant portion of each executive officer's annual compensation at risk.

         STOCK OPTIONS. The Compensation Committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the Compensation Committee to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance shareholder value by aligning the financial interests of executive officers with those of shareholders. Stock options provide an effective incentive for management to create shareholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Based on the executive compensation policy and components described above, the Compensation Committee recommended the salary and incentive bonus received by Richard F. Rutkowski, the President and Chief Executive Officer of the Company for services rendered in fiscal 1999. Mr. Rutkowski received a base salary of $200,000 for 1999 and also earned a bonus of $90,000 for the year. The Company did not grant Mr. Rutkowski any stock options in 1999. Mr. Rutkowski earned the bonus based upon achieving technical successes, progress made in the staff and organizational development of the Company, and advances in the market acceptance and commercialization of the Company's technology. Mr. Rutkowski also was awarded a special bonus of $100,000 in connection with the redemption of the Company's publicly traded warrants. The Company also forgave $2,304 in interest on $36,000 owed to the Company by Mr. Rutkowski under the Company's Executive Option Exercise Loan Plan.

COMPENSATION COMMITTEE

Walter J. Lack, Chairman
Robert Ratliffe
Richard F. Rutkowski
Richard A. Raisig

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on an initial $100 investment in the Company's Common Stock since August 26, 1996, the date the Company's Common Stock began trading on the Nasdaq National Market, to two indices: the Nasdaq Stock Market Index and an index of peer companies selected by the Company ("Peer Index"). The companies in the Peer Index are as follows: Kopin Corporation, Planar Corporation, and Three Five Systems, Inc. The past performance of the Company's Common Stock is not an indication of future performance. We cannot assure you that the price of the Company's Common Stock will appreciate at any particular rate or at all in future years.

                                                               Company
                                         Nasdaq Stock        Determined
      Date           Microvision         Market Index        Peer Index

     8/27/96           100.00              100.00              100.00

    12/31/96            76.19              112.36              111.53

    12/31/97           266.67              136.67              134.38

    12/31/98           247.62              190.83              145.39

    12/31/99           576.19              354.15              636.78



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In January 1999, Margaret Elardi, a director of the Company, purchased 5,000 shares of the Company's Series B Convertible Preferred Stock, Class 1 (the "Series B-1 Stock") for $5,000,000 in cash. In May 1999, the Company redeemed the Series B-1 Stock and issued 400,000 shares of common stock. In July 1999, Mrs. Elardi exercised an option to purchase 1,600 shares of Series B Convertible Preferred Stock, Class 2 (the "Series B-2 Stock") at $1,000 per share convertible at a rate of $16.00 preferred stock per common share. In March 2000, the Company redeemed the Series B-2 Stock and issued 100,000 shares of Common Stock. The Company also granted Mrs. Elardi an option to purchase 1,920 shares of Series B Convertible Preferred Stock, Class 3 (the "Series B-3 Stock") at $1,000 per share at any time prior to October 14, 1999. The initial conversion price for the Series B-3 Stock is $19.20 Per share. In October 1999, the Company amended the option to purchase 1,920 shares of the Series B-3 stock to extend the expiration date of the option to June 30, 2000. In consideration of the extension, Mrs. Elardi waived the right to receive dividends on the outstanding Series B-2 convertible preferred stock. The terms of the option were also amended to an option to purchase 100,000 shares of common stock at a price of $19.20 per share. Terms of the transaction include certain rights for Mrs. Elardi to have the common stock underlying the preferred stock registered by the Company.

         As of December 31, 1999, Mr. Rutkowski had five notes outstanding with a cumulative balance of $36,000 under the Executive Option Exercise Loan Plan. Mr. Willey had four notes outstanding with a cumulative balance of $170,000. Mr. Raisig had five notes outstanding with a cumulative balance of $143,062.50. Each of these balances were the largest aggregate amount of indebtedness outstanding at any time during the 1999 fiscal year. The interest rates on the notes range from 4.64% to 6.20% per annum. Each note is payable in full upon the earliest of (1) a fixed date ranging from January 31, 2001, to December 31, 2004, depending on the option; (2) the sale of all of the shares acquired with the note; or (3) within 90 days of the officer's termination of employment. Each note is also payable on a pro rata basis upon the partial sale of shares acquired with the note.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL ONE:  ELECTION OF DIRECTORS

         Our Board of Directors will consist of ten members who will be elected at the Annual Meeting to serve until their successors are duly elected and qualified at the next annual meeting of shareholders, unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Proxies received from shareholders, unless directed otherwise, will be voted FOR the election of the nominees listed below.

         If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. All of the nominees are currently directors of the Company. The Company is not aware that any nominee is or will be unable to stand for election.

         Set forth below are the name, position held and age of each of the nominees for director of the Company. The principal occupation and recent employment history of each of the nominees are described below, and the number of shares of Common Stock beneficially owned by each nominee as of April 13, 2000, is set forth beginning on page 5.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

                NAME                        AGE                             POSITION
---------------------------------          -----              ----------------------------------
Richard F. Rutkowski (1)(3)                 44                Chief Executive Officer, President
                                                              and Director
Stephen R. Willey                           46                Executive Vice President and
                                                              Director
Richard A. Raisig (1)(3)                    52                Chief Financial Officer, Vice
                                                              President, Operations and Director
Jacob Brouwer (3)                           73                Director
Richard A. Cowell (2)                       52                Director
Margaret Elardi (2)                         75                Director
Walter J. Lack (1)(2)(3)                    52                Director
William A. Owens (2)                        59                Director
Robert A. Ratliffe (1)                      39                Director
Dennis Reimer                               60                Director

---------------------------

(1)      Member of the Compensation Committee
(2)      Member of the Audit Committee
(3)      Member of the Finance Committee

         RICHARD F. RUTKOWSKI has served as Chief Executive Officer of the Company since September 1995, as President since July 1996, and as a director since August 1995. From November 1992 to May 1994, Mr. Rutkowski served as Executive Vice President of Medialink Technologies Corporation (formerly Lone Wolf Corporation), a developer of high speed digital networking technology for multimedia applications in audio-video computing, consumer electronics and telecommunications. From February 1990 to April 1995, Mr. Rutkowski was a principal of Rutkowski, Erickson, Scott, a consulting firm. Mr. Rutkowski also serves as a director of CMT Crimble Microtest.

         STEPHEN R. WILLEY has served as Executive Vice President of the Company since October 1995 and as a director since June 1995. Mr. Willey served as the Company's technical liaison to the University of Washington's HIT Lab. From January 1994 to April 1996, Mr. Willey served as an outside consultant to the Company through The Development Group, Inc. ("DGI"), a business and technology consulting firm founded by Mr. Willey in 1985. As a principal of DGI, Mr. Willey provided senior management consulting services to CREO Products, Inc., an electro-optics equipment manufacturer, from June 1989 to December 1992. Mr. Willey also co-founded an Internet services company, PRO.NET Communications, Inc. Mr. Willey serves as a director of CMT Crimble Microtest and of In Step Mobile Communications, Inc.

         RICHARD A. RAISIG has served as Chief Financial Officer and Vice President, Operations of the Company since August 1996, as Secretary since April 1998, and as a director of the Company since March 1996. From June 1995 to August 1996, Mr. Raisig was Chief Financial Officer of Videx Equipment Corporation, a manufacturer and rebuilder of wire processing equipment for the cabling industry. From July 1992 to May 1995, Mr. Raisig was Chief Financial Officer and Senior Vice President-Finance for Killion Extruders, Inc., a manufacturer of plastic extrusion equipment. From February 1990 to July 1992, Mr. Raisig was Managing Director of Crimson Capital Company, an investment banking firm. Prior to 1990, Mr. Raisig was a Senior Vice President of Dean Witter Reynolds, Inc. Mr. Raisig is a Certified Public Accountant.

         JACOB BROUWER has served as a director of the Company since July 1996. Mr. Brouwer is the Chairman and Chief Executive Officer of Brouwer Claims Canada & Co. Ltd., an insurance adjusting company that he founded in 1956. Mr. Brouwer has served as a director for numerous companies, including the Canadian National Railway Company, Grand Trunk Railway (USA), First Interstate Bank of Washington and First Interstate Bank of Canada, The Insurance Corporation of British Columbia, Air BC, Golden Tulip Hotels Ltd., Prime Resources Group Inc. (Homestake), and Pioneer Life Assurance Company and former Chairman of the International Financial Centre of British Columbia and Northwestel Inc. Mr. Brouwer currently serves as a Director of Doman Industries Inc., a major Canadian Forest Company, The Family Insurance Company, and Stox.com.Ltd., and was recently appointed as a board member of the West Vancouver Police Commission for the Province of British Columbia. He also serves on the Board of Governors of numerous charitable organizations such as the YMCA, Vancouver Aquarium, the Vancouver Bach Choir and the PC Canada Fund.

         RICHARD A. COWELL has served as a director of the Company since August 1996. Mr. Cowell is a Senior Associate at Booz Allen & Hamilton where he is involved in advanced concepts development and technology transition, joint and service experimentation, and the incorporation of simulation and models into education and training programs for Department of Defense and other agencies. Prior to joining Booz Allen in March of 1996, Mr. Cowell served in the United States Army for 25 years. Immediately prior to his retirement from the Army, Mr. Cowell served as Director of the Louisiana Maneuvers Task Force reporting directly to the Chief of Staff, Army. Mr. Cowell has authored and received awards for a number of documents relating to the potential future capabilities of various services and agencies.

         MARGARET ELARDI has served as a director of the Company since January 1999. A long-time entrepreneur and philanthropist, Mrs. Elardi is a prominent real estate developer with a distinguished career spanning more than 30 years in the Nevada real estate and destination entertainment industry. Mrs. Elardi has served as a director of Nevada State Bank and Community Bank of Nevada. Mrs. Elardi instituted a first-of-its-kind scholarship program at the University of Nevada Las Vegas, which guarantees a four-year tuition waiver for virtually every high school valedictorian in the state.

         WALTER J. LACK has served as a director of the Company since August 1995. Mr. Lack is a partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. He is a member of the International Academy of Trial Lawyers and an Advocate of the American Board of Trial Advocates. Mr. Lack also serves as a director of HCCH Insurance Holdings, Inc., a multinational insurance company listed on The New York Stock Exchange. He is a director of SUPERGEN, Inc., a pharmaceutical company listed on NASDAQ, dedicated to the development of products for the treatment of various cancers. Mr. Lack has been involved in a number of start-up companies, both as an investor and as a director.

         WILLIAM A. OWENS has served as a director of the Company since October 1998. Admiral Owens is the Vice Chairman and Co-Chief Executive Officer of Teledesic LLC, a satellite communications network company. Prior to joining Teledesic, Admiral Owens was President, Chief Operating Officer and Vice Chairman of the Board of Science Applications International Corporation (SAIC), a diversified high-technology research and engineering company. Prior to joining SAIC, Admiral Owens was Vice Chairman of the Joint Chiefs of Staff, the nation's second highest ranking military officer. From 1991 to 1993, Admiral Owens was deputy chief of Naval Operations for Resources, Warfare Requirements and Assessments, and from 1990 to 1991 served as commander of the U.S. Sixth Fleet. From 1988 to 1991, Admiral Owens served as senior military assistant to the Secretary of Defense. In 1988 Admiral Owens was the director of the Office of Program Appraisal for the Secretary of the Navy and in 1987 he served as commander of Submarine Group Six, the Navy's largest submarine group.

         ROBERT A. RATLIFFE has served as a director of the Company since July 1996. Since 1996, Mr. Ratliffe has been Vice President and principal of Eagle River, Inc., an investment company specializing in the telecommunications and technology sectors, and Vice President of Communications for Nextel Communications, Inc., a wireless telecommunications company. From 1986 to 1996, Mr. Ratliffe served as Senior Vice President, Communications, for AT&T Wireless Services, Inc., and its predecessor, McCaw Cellular Communications, Inc., where he also served as Vice President of External Affairs and as Vice President of Acquisitions and Development. Prior to joining McCaw Cellular Communications, Inc., Mr. Ratliffe was a Vice President with Seafirst Bank.

         DENNIS J. REIMER has served as a director of the Company since February 2000. Mr. Reimer is the Director of the National Memorial Institute for the Prevention of Terrorism. The Institute is dedicated to preventing, reducing and mitigating the effects of terrorism with particular emphasis on the role of first responders. General Dennis J. Reimer became the 33rd Chief of Staff, U.S. Army on June 20, 1995. Prior to that, he was the Commanding General of the United States Army, Forces Command, Fort McPherson, Georgia. During his military career he has commanded soldiers from company to Army level. Mr. Reimer served in a variety of joint and combined assignments and has served two combat tours in Vietnam. He also served in Korea as the Chief of Staff, Combined Field Army and Assistant Chief of Staff for Operations and Training, Republic of Korea/United States Combined Forces Command. He served three other tours at the Pentagon as aide-de-camp to the Army Chief of Staff, General Creighton Abrams, as the Deputy Chief of Staff for Operations and Plans for the Army during Desert Storm, and as Army Vice Chief of Staff.

PROPOSAL TWO: AMENDMENT TO COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

         The Board of Directors has authorized an amendment to the Company's 1996 Stock Option Plan (the "Plan"). The amendment will increase the number of shares of Common Stock reserved for issuance upon exercise of options granted under the Plan by 2,500,000 shares to a total of 5,500,000 shares.

         The Board of Directors believes that the long term success of the Company is dependent upon the ability of the Company to attract, motivate and retain capable employees and that shareholder value is most effectively enhanced by aligning the interests of employees with those of shareholders. Accordingly, substantially all employees are provided with options as a part of their compensation arrangement, with the number of options granted based on level of compensation, position, special skills and experience brought to the Company by the individual, and other factors considered important by management. The Plan is intended to enable the Company to provide employees with meaningful incentives and awards commensurate with their contributions and competitive with those incentives and awards offered by other companies. The amendment to the Plan will enable the Company to continue to grant the options needed to attract, motivate and retain employees.

         The Board of Directors determined the estimated number of shares recommended to be reserved for issuance under the Plan based on the number of shares reserved for issuance upon exercise of option grants, subject to shareholder approval, to current employees, and both the planned growth in employees and the potential future grants to current employees.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE.

SUMMARY OF THE PLAN

         The Plan, which was adopted and approved by the Company's Board of Directors and the shareholders in July and August 1996, respectively, provided for the grant of options to acquire a maximum of 750,000 shares of the Company's authorized but unissued Common Stock, subject to adjustments in the event of certain changes in the Company's capitalization. In 1998, the Board of Directors and the shareholders amended the Plan to increase the number of shares of Common Stock reserved for issuance to 3,000,000. The Board of Directors of the Company has authorized, subject to shareholder approval at the Annual Meeting, an additional 2,500,000 shares of Common Stock to be reserved for issuance upon exercise of options granted under the Plan. Unless sooner terminated by the Board of Directors, the Plan will terminate in July 2006.

         The Plan permits the Company to grant incentive stock options ("ISOs") and nonqualified stock options ("NSOs") at the discretion of a plan administrator (the "Plan Administrator"). The Compensation Committee of the Board of Directors serves as Plan Administrator. Subject to the terms of the Plan, the Plan Administrator determines the terms and conditions of any options granted, including the exercise price. Eligible optionees include any current or future employee, officer, or agent of the Company or its subsidiaries. The Plan provides that the Plan Administrator must establish an exercise price for ISOs that is not less than the fair market value of the shares at the date of grant. If ISOs are granted to persons owning more than 10% of the voting stock of the Company, however, the Plan provides that the exercise price must be not less than 110% of the fair market value of the shares at the date of grant and that the term of the ISOs may not exceed five years. The term of all other options granted under the Plan may not exceed ten years. At the time of grant, the Plan Administrator determines when options become exercisable. Options are not transferable other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by such optionee. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets, the Board of Directors may elect one of the following alternatives: (i) outstanding options remain in effect in accordance with their terms; (ii) outstanding options may be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or (iii) outstanding options may be exercised within a 30-day period prior to the consummation of the transaction, at which time they will automatically expire, and the Board may accelerate the time frame for exercise of all options in full. Shares subject to options granted under the Plan that have lapsed or terminated may again be made subject to options granted under the Plan. Following termination of employment by the Company other than for cause, resignation, retirement, disability or death, an option holder has three months within which to exercise his options before the options will automatically expire.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended to provide an overview of the U.S. federal income tax consequences under current law of participation in the Plan and does not attempt to describe all potential tax consequences. Furthermore, tax consequences are subject to change and an optionee's particular situation may be such that some variation of the described rules applies. As a result, optionees are advised to consult their own tax advisors as to the tax consequences of participating in the Plan.

         Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. An optionee will recognize no income upon grant or exercise of an ISO, however the difference between the fair market value of the option shares at the time of exercise and the exercise price will be included in the calculation of the optionee's alternative minimum tax. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realizes ordinary income.

         Certain options authorized to be granted under the Plan may be treated as NSOs for federal income tax purposes. No income is realized by the grantee of an NSO until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold federal income taxes, federal Medicare taxes and applicable Social Security taxes on the income amount. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable as income from the sale or exchange of a capital asset.

         Section 162(m) of the Code limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. Under IRS regulations, in the event that any such officer makes a disqualifying disposition of an ISO or exercises an NSO, the Company's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility.

PROPOSAL THREE: APPROVAL OF COMPANY'S INDEPENDENT DIRECTOR STOCK OPTION PLAN AND INITIAL GRANT OF OPTIONS

         On February 16, 2000, the Board of Directors adopted, subject to shareholder approval, the Director Stock Option Plan. The Director Stock Option Plan provides that each person who is an Independent Director will be granted a nonstatutory stock option to purchase 5,000 shares of Common Stock on the date on which he or she is elected, re-elected or appointed to the Board of Directors of the Company. In adopting the Director Stock Option Plan, the Board awarded, subject to shareholder approval, an option to purchase 5,000 shares of Common Stock to then current Independent Directors. The Board of Directors believes that the Director Stock Option Plan allows the Company to attract and retain the best available personnel as directors and provides added incentive to such persons by increasing their ownership interest in the Company. If the shareholders approve the Director Stock Option Plan at the Annual Meeting, each Independent Director of the Company as of February 16, 2000, will receive an option to purchase 5,000 shares of Common Stock at an exercise price of $36.39. Each Independent Director elected at the Annual Meeting, and each Independent Director elected, re-elected or appointed to the Board of Directors thereafter, will receive an option to purchase 5,000 shares of Common Stock at an exercise price equal to the average closing price of the Company's Common Stock as reported on the Nasdaq National Market during the ten trading days prior to the date of grant.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S INDEPENDENT DIRECTOR STOCK OPTION PLAN AND INITIAL GRANT OF OPTIONS.

SUMMARY OF THE PLAN

         Under the Director Stock Option Plan, each Independent Director will be granted a nonstatutory option to purchase 5,000 shares of Common Stock on the date on which he or she is elected, re-elected or appointed to the Board of Directors of the Company. Options granted pursuant to the Director Stock Option Plan will vest in full on the day prior to the date of the Company's Annual Meeting of Shareholders next following the date of grant, provided the Independent Director remains in service. If a director ceases to be an Independent Director for any reason other than death or disability before his or her term expires, then the options issued for that term will be forfeited. If any options awarded under the Director Stock Option Plan are forfeited, the shares subject to such options will again be available for option grants under the Director Stock Option Plan. If an Independent Director is unable to continue his or her service as a director as a result of his or her disability or death, all unvested options issued under the Director Stock Option Plan to such Independent Director will become vested immediately as of the date of disability or death. In the event of a merger, consolidation or plan of exchange to which the Company is a party and in which the Company is not the survivor, or a sale of all or substantially all of the Company's assets, any unvested options issued under the Director Stock Option Plan will vest automatically upon the closing of such transaction. No Independent Director may transfer any interest in unvested options issued under the Director Stock Option Plan to any person other than to the Company.

         The exercise price of options issued under the Director Stock Option Plan will be the average closing price of the Company's Common Stock as reported on the Nasdaq National Market during the ten trading days prior to the date of grant. The options will expire on the tenth anniversary of the date of grant.

         The Board of Directors has reserved a total of 150,000 shares of Common Stock for issuance under the Director Stock Option Plan. Unless earlier suspended or terminated by the Board, the Director Stock Option Plan will continue in effect until the earlier of: (i) ten years from the date on which it was adopted by the Board, or (ii) the date on which all shares available for issuance under the Director Stock Option Plan have been issued. The Director Stock Option Plan may be administered by the Board of Directors or by a committee of directors and officers of the Company, except that only the Board of Directors may suspend, amend or terminate the Director Stock Option Plan. The Director Stock Option Plan will be administered in accordance with Rule 16b-3 adopted under the Securities Exchange Act of 1934, and Section 162(m) of the Internal Revenue Code and the regulations thereto.

PROPOSAL FOUR: RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2000, and has further directed that the selection of such auditors be submitted for ratification by the shareholders at the Annual Meeting. Microvision's Bylaws do not require that our shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent auditors. The Company is seeking shareholder ratification because its believes that it is a matter of good corporate practice. The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with us other than the usual relationship that exists between independent public auditors and clients. PricewaterhouseCoopers LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

         In the event that the votes cast in favor of ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors do not exceed the votes cast against such action, the selection of other auditors will be considered by the Board of Directors.

OTHER BUSINESS

         We know of no other matters to be voted on at the Annual Meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

                     INFORMATION ABOUT SHAREHOLDER PROPOSALS

SHAREHOLDER PROPOSALS

         In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2001 Annual Meeting, the written proposal must be received by the Company no later than December 21, 2000. Such proposals also must comply with SEC regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. The proposal also must contain the information required in our Bylaws for shareholder proposals.

         If a shareholder proposal is not included in our proxy statement for the 2001 Annual Meeting, it may be raised from the floor during the meeting if written notice of the proposal is received by the Company not less than 60 nor more than 90 days prior to the meeting or, if less than 60 days' notice of the date of the meeting is given, by the 10th business day following the first public announcement of the meeting.

DIRECTOR CANDIDATES

         You may propose director candidates for consideration by our Board by writing to us.

         In addition, our Bylaws permit shareholders to nominate directors at a shareholder meeting. In order to nominate a director at a shareholder meeting, you must notify us not fewer than 60 nor more than 90 days in advance of the meeting or, if later, by the 10th business day following the first public announcement of the meeting. In addition, the proposal must contain the information required in our Bylaws for director nominations.

         If you wish to obtain a free copy of our Bylaws or make proposals or nominate candidates for the Board, please contact Richard A. Raisig, Secretary, Microvision, Inc., 19910 North Creek Parkway, Bothell, Washington 98011.

                             ADDITIONAL INFORMATION

ANNUAL REPORT

         The Company's Annual Report for the fiscal year ended December 31, 1999 was first mailed to the shareholders of the Company with this Proxy Statement on or about May 7, 2000. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

INCORPORATION BY REFERENCE

         To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled "Report on Executive Compensation for 1999 by the Compensation Committee" and "Stock Performance Graph" will not be deemed incorporated, unless otherwise specifically provided in such filing.

         A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the SEC, excluding exhibits, may be obtained by shareholders without charge by written request to Holly Ash, Director of Investor Relations, Microvision, Inc., 19910 North Creek Parkway, Bothell, Washington 98011-3008, telephone (425) 415-6847 or may be accessed on the Internet at www.sec.gov.
            -----------
                                            By Order of the Board of Directors,


                                            Richard F. Rutkowski
                                            PRESIDENT AND
                                            CHIEF EXECUTIVE OFFICER

April 28, 2000
Bothell, Washington

                                MICROVISION, INC.

                             1996 STOCK OPTION PLAN,
                                   AS AMENDED

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
1.       PURPOSE..................................................................................................1


2.       ADMINISTRATION...........................................................................................1

         2.1      PROCEDURES......................................................................................1

         2.2      POWERS..........................................................................................1

         2.3      LIMITED LIABILITY...............................................................................2

         2.4      SECURITIES EXCHANGE ACT OF 1934.................................................................2


3.       STOCK SUBJECT TO THIS PLAN...............................................................................2


4.       ELIGIBILITY..............................................................................................2

         4.1      OPTIONEES.......................................................................................2

         4.2      SUBSIDIARIES....................................................................................2


5.       AWARDS...................................................................................................3

         5.1      INCENTIVE STOCK OPTIONS.........................................................................3

                  (a)      Incentive Stock Options may be granted under this Plan only to employees of the Company or its subsidiaries, including employees who are directors..........................................................................3

                  (b)      No employee may be granted Incentive Stock Options under this Plan to the extent that the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock
                           Options are exercisable for the first time by that employee during any calendar year, under this Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any subsidiary, exceeds $100,000.  To the extent that any option designated as an Incentive Stock Option exceeds the
                           $100,000 limit, such option shall be treated as a Non-Qualified Stock
                           Option.  In


                                      -i-

                           making this determination, options shall be taken into account in the order in which they were granted, and the fair market value of the shares of Common Stock shall be determined as of the time that the option with respect to such shares was granted................................3

                  (c)      An Incentive Stock Option may be granted under this Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company (as determined pursuant to the attribution rules contained in Section 424(d) of the Code) only if the exercise price is at least 110% of the fair market value of the
                           Common Stock subject to the option on the date the option is granted, as described in Section 5.1(f) of this Plan, and only if the option by its terms is not exercisable after the expiration of five years from the date it is granted............................................................3

                  (d)      Except as provided in Section 5.5 of this Plan, no Incentive Stock
                           Option granted under this Plan may be exercised unless at the time of such exercise the Optionee is employed by the Company or any subsidiary of the Company and the Optionee has been so employed continuously since the date such option was granted....................................3

                  (e)      Subject to Sections 5.1.(c) and 5.1.(d) of this Plan, Incentive Stock
                           Options granted under this Plan shall continue in effect for the period fixed by the Plan...............................................................3

                  (e)      Administrator, except that no Incentive Stock Option shall be exercisable after ten years from the date it is granted................................4

                  (f)      The exercise price shall not be less than 100% of the fair market value of the shares of Common Stock covered by the Incentive Stock
                           Option at the date the option is granted.  The fair market value of shares shall be the closing price per share of the Common Stock on the date of grant as reported on a securities quotation system or stock exchange.  If such shares are not so reported or listed, the
                           Plan Administrator shall determine the fair market value of the shares of Common Stock in its discretion...............................................4

                  (g)      The provisions of clauses (b) and (c) of this Section shall not apply if either the applicable sections of the Code or the regulations thereunder are amended so as to change or eliminate such limitations or to permit appropriate modifications of those reuirements by the
                           Plan


                                      -ii-

                           Administrator..........................................................................4

         5.2      NON-QUALIFIED STOCK OPTIONS.....................................................................4

                  (a)      The exercise price may be more or less than or equal to the fair market value of the shares of Common Stock covered by the
                           Non-Qualified Stock Option on the date the option is granted, and the exercise price may fluctuate based on criteria determined by the Plan
                           Administrator.  The fair market value of shares of Common Stock covered by a Non-Qualified Stock Option shall be determined by the
                           Plan Administrator, as described in Section 5.1(f).....................................4

                  (b)      Unless otherwise established by the Plan Administrator, any
                           Non-Qualified Stock Option shall terminate ten years after the date it is granted..........................................................................4

         5.3      VESTING.........................................................................................4

         5.4      NONTRANSFERABILITY..............................................................................4

         5.5      TERMINATION OF OPTIONS..........................................................................4

                  (a)      GENERALLY..............................................................................4

                  (b)      FOR CAUSE; RESIGNATION.................................................................5

                  (c)      RETIREMENT.............................................................................6

                  (d)      DISABILITY.............................................................................6

                  (e)      DEATH..................................................................................6

                  (f)      EXTENSION OF EXERCISE PERIOD APPLICABLE TO TERMINATION.................................6

                  (g)      FAILURE TO EXERCISE OPTION.............................................................6

                  (h)      TRANSFERS; LEAVES......................................................................7


6.       EXERCISE.................................................................................................7

         6.1      PROCEDURE.......................................................................................7

         6.2      PAYMENT.........................................................................................7

         6.3      WITHHOLDING.....................................................................................7

         6.4      CONDITIONS PRECEDENT TO EXERCISE................................................................7


7.       FOREIGN QUALIFIED GRANTS.................................................................................8


                                     -iii-

8.       CORPORATE MERGERS, ACQUISITIONS, ETC.....................................................................8


9.       HOLDING PERIOD...........................................................................................8


10.      OPTION AGREEMENTS........................................................................................8


11.      ADJUSTMENTS ON CHANGES IN CAPITALIZATION.................................................................8

         11.1     STOCK SPLITS, CAPITAL STOCK ADJUSTMENTS.........................................................8

         11.2     EFFECT OF MERGER, SALE OF ASSETS, LIQUIDATION OR DISSOLUTION....................................8

                  (a)      MERGERS, SALE OF ASSETS, OTHER TRANSACTIONS............................................8

                  (b)      LIQUIDATION; DISSOLUTION...............................................................9

         11.3     FRACTIONAL SHARES...............................................................................9

         11.4     DETERMINATION OF BOARD TO BE FINAL..............................................................9


12.      SECURITIES REGULATIONS...................................................................................9


13.      AMENDMENT AND TERMINATION...............................................................................10

         13.1     PLAN...........................................................................................10

                  (a)      increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan;..................................................10

                  (b)      permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or......................11

                  (c)      require shareholder approval under applicable law, including
                           Section 16(b) of the Exchange Act.....................................................11

         13.2     OPTION.........................................................................................11

         13.3     AUTOMATIC TERMINATION..........................................................................11


14.      MISCELLANEOUS...........................................................................................11

         14.1     TIME OF GRANTING OPTIONS.......................................................................11

         14.2     NO STATUS AS SHAREHOLDER.......................................................................11

         14.3     STATUS AS AN EMPLOYEE..........................................................................11


                                      -iv-

         14.4     RESERVATION OF SHARES..........................................................................12


15.      EFFECTIVENESS OF THIS PLAN..............................................................................12

                                MICROVISION, INC.

                             1996 STOCK OPTION PLAN,
                                   AS AMENDED

1. PURPOSE. The purpose of the 1996 Stock Option Plan (the "Plan") is to provide a means by which Microvision, Inc. (the "Company"), may attract, reward, and retain the services or advice of current or future employees, officers, directors, and agents of the Company and to provide added incentives to them by encouraging stock ownership in the Company.

2. ADMINISTRATION. This Plan shall be administered by the Board of Directors of the Company (the "Board") or, if the Board shall authorize a committee to administer this Plan, by such committee to the extent so authorized; provided, however, that only the Board of Directors may suspend, amend or terminate this Plan as provided in Section 13, and provided further that a committee that includes officers of the Company shall not be permitted to grant options to persons who are officers of the Company. The administrator of this Plan is referred to as the "Plan Administrator."

     2.1 PROCEDURES. The Board of Directors shall designate one member of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall constitute valid acts of the Plan Administrator.

     2.2 POWERS Subject to the specific provisions of this Plan, the Plan Administrator shall have the authority, in its discretion: (a) to grant the stock options described in Section 5, including Incentive Stock Options and Non-Qualified Stock Options, and to designate each option granted as an Incentive Stock Option or a Non-Qualified Stock Option; (b) to determine, in accordance with Section 5.1(f) of this Plan, the fair market value of the shares of Common Stock subject to options; (c) to determine the exercise price per share of options; (d) to determine the Optionees to whom, and the time or times at which, options shall be granted and the number of shares of Common Stock to be represented by each option; (e) to interpret this Plan;
(f) to prescribe, amend and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each option granted (which need not be identical) and, with the consent of the Optionee, modify or amend each option; (h) to reduce the exercise price per share of outstanding and unexercised options; (i) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option; (j) to waive or modify any term or provision contained in any option applicable to the underlying shares of Common Stock; (k) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Plan Administrator; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any option issued hereunder or of any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

     2.3 LIMITED LIABILITY. No member of the Board of Directors or the Plan Administrator or officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board of Directors and Plan Administrator may act in their absolute discretion in all matters related to the Plan.

     2.4 SECURITIES EXCHANGE ACT OF 1934. At any time that the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act and
Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations, proposed and final, thereunder, as all may be amended from time to time, and each member of the Plan Administrator shall be a "disinterested director" and an "outside director" with the meaning of such Rule 16b-3 and
Section 162(m), respectively.

3. STOCK SUBJECT TO THIS PLAN. Subject to adjustment as provided below and in Section 11 hereof, the stock subject to this Plan shall be the Company's common stock (the "Common Stock"), and the total number of shares of Common Stock to be delivered on the exercise of all options granted under this Plan shall not exceed 3,000,000 shares as such Common Stock was constituted on the date on which this Plan was first amended by the Board as set forth on the last page hereof. If any option granted under this Plan expires, is surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan, including for replacement options that may be granted in exchange for such surrendered, canceled or terminated options. Shares issued on exercise of options granted under this Plan may be subject to restrictions on transfer, repurchase rights or other restrictions as determined by the Plan Administrator.

4. ELIGIBILITY.

     4.1 OPTIONEES. The Plan Administrator may award options to any current or future employee, officer or agent of the Company or its subsidiaries. Non-employee directors of the Company shall not be eligible to participate in the Plan. Any party to whom an option is granted under this Plan is referred to as an "Optionee."

     4.2 SUBSIDIARIES. As used in this Plan, the term "subsidiary" of a company shall include any corporation in which such company owns, directly or indirectly, at the time of the grant of an option hereunder, stock having 50% or more of the total combined voting power of all classes of stock thereof.

5. AWARDS. The Plan Administrator, from time to time, may take the following actions, separately or in combination, under this Plan: (a) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to any employee of the Company or its subsidiaries, as provided in Section 5.1 of this Plan; (b) grant options other than Incentive Stock Options ("Non-Qualified Stock Options"), as provided in Section 5.2 of this Plan; (c) grant options to officers, employees and others in foreign jurisdictions, as provided in Section 7 of this Plan; and (d) grant options in certain acquisition transactions, as provided in Section 8 of this Plan. No employee may be granted options to acquire more than 100,000 shares in any fiscal year of the Company.

     5.1 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be subject to the following terms and conditions:

           (a) Incentive Stock Options may be granted under this Plan only to employees of the Company or its subsidiaries, including employees who are directors.

           (b) No employee may be granted Incentive Stock Options under this Plan to the extent that the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year, under this Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any subsidiary, exceeds $100,000. To the extent that any option designated as an Incentive Stock Option exceeds the $100,000 limit, such option shall be treated as a Non-Qualified Stock Option. In making this determination, options shall be taken into account in the order in which they were granted, and the fair market value of the shares of Common Stock shall be determined as of the time that the option with respect to such shares was granted.

           (c) An Incentive Stock Option may be granted under this Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company (as determined pursuant to the attribution rules contained in Section 424(d) of the Code) only if the exercise price is at least 110% of the fair market value of the Common Stock subject to the option on the date the option is granted, as described in Section 5.1(f) of this Plan, and only if the option by its terms is not exercisable after the expiration of five years from the date it is granted.

           (d) Except as provided in Section 5.5 of this Plan, no Incentive Stock Option granted under this Plan may be exercised unless at the time of such exercise the Optionee is employed by the Company or any subsidiary of the Company and the Optionee has been so employed continuously since the date such option was granted.

           (e) Subject to Sections 5.1.(c) and 5.1.(d) of this Plan, Incentive Stock Options granted under this Plan shall continue in effect for the period fixed by the Plan

Administrator, except that no Incentive Stock Option shall be exercisable after ten years from the date it is granted.

           (f) The exercise price shall not be less than 100% of the fair market value of the shares of Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value of shares shall be the closing price per share of the Common Stock on the date of grant as reported on a securities quotation system or stock exchange. If such shares are not so reported or listed, the Plan Administrator shall determine the fair market value of the shares of Common Stock in its discretion.

           (g) The provisions of clauses (b) and (c) of this Section shall not apply if either the applicable sections of the Code or the regulations thereunder are amended so as to change or eliminate such limitations or to permit appropriate modifications of those requirements by the Plan Administrator.

     5.2 NON-QUALIFIED STOCK OPTIONS. Non-Qualified Stock Options shall be subject to the following terms and conditions:

           (a) The exercise price may be more or less than or equal to the fair market value of the shares of Common Stock covered by the Non-Qualified Stock Option on the date the option is granted, and the exercise price may fluctuate based on criteria determined by the Plan Administrator. The fair market value of shares of Common Stock covered by a Non-Qualified Stock Option shall be determined by the Plan Administrator, as described in Section 5.1(f).

           (b) Unless otherwise established by the Plan Administrator, any Non-Qualified Stock Option shall terminate ten years after the date it is granted.

     5.3 VESTING. To ensure that the Company will achieve the purposes of and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall be exercisable according to the vesting schedule, if any, established by the Plan Administrator and set forth in the option grant letter issued to each Optionee.

     5.4 NONTRANSFERABILITY. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

     5.5   TERMINATION OF OPTIONS.

           (a) GENERALLY. Unless otherwise determined by the Plan
Administrator or specified in the Optionee's Option Agreement, if the Optionee's employment or service with the

Company terminates for any reason other than for cause, resignation, retirement, disability or death, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

           (b) FOR CAUSE; RESIGNATION.

               (i) If an Optionee is terminated for cause or resigns in lieu of dismissal, any option granted hereunder shall be deemed to have terminated as of the time of the first act that led or would have led to the termination for cause or resignation in lieu of dismissal, and such Optionee shall thereupon have no right to purchase any shares of Common Stock pursuant to the exercise of such option, and any such exercise shall be null and void. Termination for "cause" shall include (i) the violation by the Optionee of any reasonable rule or policy of the Board of Directors or the Optionee's superiors or the chief executive officer or the chief operating officer of the Company that results in damage to the Company or which, after notice to do so, the Optionee fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Optionee in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet the objectives of the Company; (iv) any wrongful conduct of an Optionee that has an adverse impact on the Company or that constitutes a misappropriation of the assets of the Company; (v) unauthorized disclosure of confidential information; or (vi) the Optionee's performing services for any other company or person that competes with the Company while he or she is employed by or provides services to the Company, without the written approval of the chief executive officer of the Company. "Resignation in lieu of dismissal" shall mean a resignation by an Optionee of employment with or service to the Company if (i) the Company has given prior notice to such Optionee of its intent to dismiss the Optionee for circumstances that constitute cause, or (ii) within two months of the Optionee's resignation, the chief operating officer or the chief executive officer of the Company or the Board of Directors determines, which determination shall be final and binding, that such resignation was related to an act that would have led to a termination for cause.

               (ii) If an Optionee resigns from the Company, the right of the Optionee to exercise his or her option shall be suspended for a period of two months from the date of resignation, unless the chief executive officer of the Company or the Board of Directors determines otherwise in writing. Thereafter, unless there is a determination that the Optionee resigned in lieu of dismissal, the option may be exercised at any time before the earlier of (i) the expiration date of the option (which shall have been similarly suspended) or (ii) the expiration of three months after the date of resignation, for that portion of the Optionee's option that was exercisable at the time of such resignation (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

           (c) RETIREMENT. Unless otherwise determined by the Plan Administrator, if an Optionee's employment or service with the Company is terminated with the Company's approval for reasons of age, the Option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of three months after the date of such termination of employment or service, for that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

           (d) DISABILITY. Unless otherwise determined by the Plan Administrator, if an Optionee's employment or relationship with the Company terminates because of a permanent and total disability (as defined in Section 22(e)(3) of the Code), the option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of 12 months after the date of such termination, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

           (e) DEATH. Unless otherwise determined by the Plan Administrator, in the event of the death of an Optionee while employed by or providing service to the Company, the option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of 12 months after the date of death by the person or persons to whom such Optionee's rights under the option shall pass by the Optionee's will or by the applicable laws of descent and distribution, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

           (f) EXTENSION OF EXERCISE PERIOD APPLICABLE TO TERMINATION. The Plan Administrator, at the time of grant or at any time thereafter, may extend the one-month, three-month and 12-month exercise periods to any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Plan Administrator may determine; provided, that any extension of the exercise period or other modification of an Incentive Stock Option shall be subject to the written agreement and acknowledgment by the Optionee that the extension or modification disqualifies the option as an Incentive Stock Option.

           (g) FAILURE TO EXERCISE OPTION. To the extent that the option of any deceased Optionee or of any Optionee whose employment or service terminates is not exercised within the applicable period, all rights to purchase shares of Common Stock pursuant to such options shall cease and terminate.

           (h) TRANSFERS; LEAVES. For purposes of this Section 5.5, a transfer of employment or other relationship between or among the Company and/or any subsidiaries shall not be deemed to constitute a termination of employment or other cessation of relationship with the Company or any of its subsidiaries. For purposes of this Section 5.5, with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator) in accordance with the policies of the Company.

6.   EXERCISE.

     6.1 PROCEDURE. Subject to the provisions of Section 5.3 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased on any exercise of any option granted hereunder and that only whole shares will be issued pursuant to the exercise of any option (the number of 100 shares shall not be changed by any transaction or action described in Section 8 or Section 11 unless the Plan Administrator determines that such a change is appropriate). Options shall be exercised by delivery to the Secretary of the Company or his or her designated agent of notice of the number of shares with respect to which the option is exercised, together with payment in full of the exercise price and any applicable withholding taxes.

     6.2 PAYMENT. Payment of the option exercise price shall be made in full when the notice of exercise of the option is delivered to the Secretary of the Company or his or her designated agent and shall be in cash or bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations, all in accordance with applicable governmental regulations, for the shares of Common Stock being purchased. The Plan Administrator may determine at the time the option is granted for Incentive Stock Options, or at any time before exercise for Non-Qualified Stock Options, that additional forms of payment will be permitted.

     6.3 WITHHOLDING. Before the issuance of shares of Common Stock on the exercise of an option, the Optionee shall pay to the Company the amount of any applicable federal, state or local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company is so paid. The Company shall have the right to withhold such amount from any other amounts due or to become due from the Company to the Optionee, including salary (subject to applicable law) or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

     6.4 CONDITIONS PRECEDENT TO EXERCISE. The Plan Administrator may establish conditions precedent to the exercise of any option, which shall be described in the relevant Option Agreement.

7. FOREIGN QUALIFIED GRANTS Options under this Plan may be granted to officers and employees of the Company and other persons described in Section 4 who reside in foreign jurisdictions as the Plan Administrator may determine from time to time. The Board of Directors may adopt supplements to the Plan as needed to comply with the applicable laws of such foreign jurisdictions and to give Optionees favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement on terms more beneficial to such Optionees than those permitted by this Plan.

8. CORPORATE MERGERS, ACQUISITIONS, ETC. The Plan Administrator may also grant options under this Plan having terms, conditions and provisions that vary from those specified in this Plan provided that such options are granted in substitution for, or in connection with the assumption of, existing options granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, reorganization or liquidation to which the Company is a party.

9. HOLDING PERIOD. Unless otherwise determined by the Plan Administrator, if a person subject to Section 16 of the Exchange Act exercises an option within six months of the date of grant of the option, the shares of Common Stock acquired on exercise of the option may not be sold until six months after the date of grant of the option.

10. OPTION AGREEMENTS. Options granted under this Plan shall be evidenced by written stock option agreements (the "Option Agreements") that shall contain such terms, conditions, limitations and restrictions as the Plan
Administrator shall deem advisable and that are consistent with this Plan. All Option Agreements shall include or incorporate by reference the applicable terms and conditions contained in this Plan.

11.  ADJUSTMENTS ON CHANGES IN CAPITALIZATION.

     11.1 STOCK SPLITS, CAPITAL STOCK ADJUSTMENTS. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment.

     11.2  EFFECT OF MERGER, SALE OF ASSETS, LIQUIDATION OR DISSOLUTION.

           (a) MERGERS, SALE OF ASSETS, OTHER TRANSACTIONS. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), the Board of Directors, in its sole discretion and to the extent possible under the structure of the Transaction, shall select one of the following alternatives for treating outstanding options under this Plan:

               (i) Outstanding options shall remain in effect in accordance with their terms;

               (ii) Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied;

               (iii) The Board of Directors provides a period before the consummation of the Transaction during which outstanding options shall be exercisable to the extent vested and, on the expiration of such period, all unexercised options shall immediately terminate. The Board of Directors, in its sole discretion, may accelerate the vesting of such options so that they are exercisable in full during such period; or

               (iv) The Board of Directors shall take such other action with respect to outstanding options as the Board deems to be in the best interests of the Company.

           (b) LIQUIDATION; DISSOLUTION. If the Company is liquidated or dissolved, options shall be treated in accordance with Section 11.2(a)(iii).

     11.3 FRACTIONAL SHARES. If the number of shares covered by any option is adjusted, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

     11.4  DETERMINATION OF BOARD TO BE FINAL  All adjustments under this
Section 11 shall be made by the Board of Directors, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made, if possible, in such a manner so as not to constitute a "modification," as defined in Section 424(h) of the Code, and so as not to cause the Optionee's Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

12.  SECURITIES REGULATIONS.

     Shares of Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

     If any of the Company's capital stock of the same class as the Common Stock subject to options granted hereunder is listed on a national securities exchange, all shares of Common Stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon before the issuance thereof.

13.  AMENDMENT AND TERMINATION.

     13.1 PLAN. The Board of Directors may at any time suspend, amend or terminate this Plan, provided that, except as set forth in Section 8, the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will:

           (a) increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan;

           (b) permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or

           (c) require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act.

     13.2 OPTIONS. Subject to the requirements of Section 422 of the Code with respect to Incentive Stock Options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be made in such a manner so as not to constitute a "modification," as defined in Section 425(h) of the Code, and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in Section 422(b) of the Code.

     13.3 AUTOMATIC TERMINATION. Unless sooner terminated by the Board of Directors, this Plan shall terminate ten years from the date on which this Plan is adopted by the Board. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under this Plan.

14.  MISCELLANEOUS.

     14.1 TIME OF GRANTING OPTIONS. The date of grant of an option shall, for all purposes, be the date on which the Company completes the required corporate action relating to the grant of an option; the execution of an Option Agreement and the conditions to the exercise of an option shall not defer the date of grant.

     14.2 NO STATUS AS SHAREHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares of Common Stock issuable on the exercise of any option granted under this Plan unless and until such option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

     14.3 STATUS AS AN EMPLOYEE. Nothing in this Plan or in any option granted pursuant to this Plan shall confer on any Optionee any right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate his or her employment or other relationship with the Company at any time.

     14.4 RESERVATION OF SHARES. The Company, during the term of this Plan, at all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan.

15. EFFECTIVENESS OF THIS PLAN. This Plan shall become effective on the date on which it is adopted by the Board of Directors of the Company. No option granted under this Plan to any officer or director of the Company shall become exercisable until the Plan is approved by the shareholders, and any option granted before such approval shall be conditioned on and is subject to such approval.

Adopted by the Board of Directors on July 10, 1996, and approved by the shareholders on August 9, 1996.

Amended by the Board of Directors on November 8, 1996.

Amended by the shareholders on October 15, 1998.

                                MICROVISION, INC.

                     INDEPENDENT DIRECTOR STOCK OPTION PLAN


                                TABLE OF CONTENTS


                                                                                                               PAGE

1.       Purpose..................................................................................................1

2.       Administration...........................................................................................1
         2.1      Procedures
         2.2      Powers
         2.3      Limited Liability
         2.4      Securities Exchange Act of 1934

3.       Stock Subject to This Plan...............................................................................2

4.       Eligibility..............................................................................................2
         4.1      Optionees
         4.2      Subsidiaries

5.       Independent Director Stock Options.......................................................................2
         5.1      Awards
         5.2      Exercise Price
         5.3      Vesting
         5.4      Nontransferability
         5.5      Termination of Options
                  (a)  Generally
                  (b)  Disability or Death
                  (c)  Failure to Exercise Option

6.       Option Agreements........................................................................................3

7.       Exercise.................................................................................................3
         7.1      Procedure
         7.2      Payment
         7.3      Withholding
         7.4      Conditions Precedent to Exercise

8.       Foreign Qualified Grants.................................................................................4


                                      -2-

9.       Holding Period...........................................................................................4

10.      Adjustments On Changes in Capitalization.................................................................4
         10.1     Stock Splits, Capital Stock Adjustments

         10.2     Effect of Merger, Sale of Assets, Liquidation or Dissolution
                  (a)  Mergers, Sale of Assets, Other Transactions
                  (b)  Liquidation; Dissolution

         10.3     Fractional Shares
         10.4     Determination of Board to Be Final

11.      Securities Regulations...................................................................................5

12.      Amendment and Termination................................................................................6
         12.1     Plan
         12.2     Automatic Termination

13.      Miscellaneous............................................................................................6
         13.1     Time of Granting Options
         13.2     No Status as Shareholder
         13.3     Reservation of Shares

14.      Effectiveness of This Plan...............................................................................6


1. PURPOSE. The purpose of the Independent Director Stock Option Plan (the "Plan") is to provide a means by which Microvision, Inc. (the "Company"), may attract and retain the best available personnel as non-employee directors ("Independent Directors") and to provide added incentive to such persons by increasing their ownership interest in the Company.

2. ADMINISTRATION. This Plan shall be administered by the Board of Directors of the Company (the "Board") or, if the Board shall authorize a committee to administer this Plan, by such committee to the extent so authorized; provided, however, that only the Board of Directors may suspend, amend or terminate this Plan as provided in Section 12. The administrator of this Plan is referred to as the "Plan Administrator."

     2.1 PROCEDURES. The Board of Directors shall designate one member of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall constitute valid acts of the Plan Administrator.

     2.2 POWERS. Subject to the specific provisions of this Plan, the Plan Administrator shall have the authority, in its discretion: (a) to grant the stock options described in Section 5; (b) to determine, in accordance with
Section 5.2 of this Plan, the exercise price per share of options; (c) to interpret this Plan; (d) to prescribe, amend and rescind rules and regulations relating to this Plan; (e) to determine the terms and provisions of each option granted and, with the consent of the Optionee, modify or amend each option; (f) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option; (g) to waive or modify any term or provision contained in any option applicable to the underlying shares of Common Stock; (h) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option; and (i) to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any option issued hereunder or of any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

     2.3 LIMITED LIABILITY. No member of the Board of Directors or the Plan Administrator or officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board of Directors and Plan Administrator may act in their absolute discretion in all matters related to the Plan.

     2.4 SECURITIES EXCHANGE ACT OF 1934. At any time that the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended

(the "Code"), and the regulations, proposed and final, thereunder, as all may be amended from time to time.

3. STOCK SUBJECT TO THIS PLAN. Subject to adjustment as provided below and in
Section 10 hereof, the stock subject to this Plan shall be the common stock of the Company (the "Common Stock"), and the total number of shares of Common Stock to be delivered on the exercise of all options granted under this Plan shall not exceed 150,000 shares as such Common Stock was constituted on the date on which this Plan was first adopted by the Board of Directors as set forth on the last page hereof. If any option granted under this Plan expires, is surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan, including for replacement options that may be granted in exchange for such surrendered, canceled or terminated options. Shares issued on exercise of options granted under this Plan may be subject to restrictions on transfer, repurchase rights or other restrictions as determined by the Plan Administrator.

4. ELIGIBILITY.

     4.1 OPTIONEES. The Plan Administrator may award options to any current or future Independent Director of the Company or its subsidiaries. Any party to whom an option is granted under this Plan is referred to as an "Optionee."

     4.2 SUBSIDIARIES. As used in this Plan, the term "subsidiary" of a company shall include any corporation in which such company owns, directly or indirectly, at the time of the grant of an option hereunder, stock equal to 50% or more of the total combined voting power of all classes of stock thereof.

5. INDEPENDENT DIRECTOR STOCK OPTIONS.

     5.1 AWARDS. The Plan Administrator shall grant to each Independent Director an option to purchase 5,000 shares of Common Stock on the date upon which he or she is elected, re-elected or appointed to the Board of Directors of the Company.

     5.2 EXERCISE PRICE. The exercise price of options issued under the Plan will be the average closing price of the Company's Common Stock as reported on the Nasdaq National Market during the ten trading days prior to the date of grant.

     5.3 VESTING. To ensure that the Company will achieve the purposes of and receive the benefits contemplated in this Plan, options granted pursuant to the Plan will vest in full on the day prior to the date of the Company's Annual Meeting of Shareholders next following the date of grant, provided the Independent Director continues to serve as an Independent Director of the Company as of such vesting date.

     5.4 NONTRANSFERABILITY. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

     5.5 TERMINATION OF OPTIONS.

          (a) GENERALLY. If an Optionee ceases to be an Independent Director of the Company for any reason other than death or disability before his or her term expires, then the options issued for that term will terminate as of the date such Optionee ceases to be an Independent Director.

          (b) DISABILITY OR DEATH. If an Optionee is unable to continue his or her service as an Independent Director of the Company as a result of his or her death or permanent and total disability (as defined in Section 22(e)(3) of the Code), all unvested options issued under the Plan to such Optionee will become vested immediately as of the date of disability or death. In such an event, the option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of 12 months after the date of death by the person or persons to whom such Optionee's rights under the option shall pass by the Optionee's will or by the applicable laws of descent and distribution, for up to the full number of shares of Common Stock covered thereby.

          (c) FAILURE TO EXERCISE OPTION. To the extent that the option of any deceased Optionee or of any Optionee whose service terminates is not exercised within the period provided in Section 5.5(b) hereof, all rights to purchase shares of Common Stock pursuant to such options shall cease and terminate.

6. OPTION AGREEMENTS. Options granted under this Plan shall be evidenced by written stock option agreements (the "Option Agreements") that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are consistent with this Plan. All Option Agreements shall include or incorporate by reference the applicable terms and conditions contained in this Plan.

7. EXERCISE.

     7.1 PROCEDURE. Subject to Section 5.3 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased on any exercise of any option granted hereunder and that only whole shares will be issued pursuant to the exercise of any option (the number of 100 shares shall not be changed by any transaction or action described in Section 10 unless the Plan Administrator determines that such a change is appropriate). Options shall be exercised by delivery to the Secretary of the Company or his or her designated agent of notice of the number of shares with respect to which the option is exercised, together with payment in full of the exercise price and any applicable withholding taxes.

     7.2 PAYMENT. Payment of the option exercise price shall be made in full when the notice of exercise of the option is delivered to the Secretary of the Company or his or her designated agent and shall be by bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations, all in accordance with applicable governmental regulations, for the shares of Common Stock being purchased. The Plan Administrator may determine at any time before exercise that additional forms of payment will be permitted.

     7.3 WITHHOLDING. Before the issuance of shares of Common Stock on the exercise of an option, the Optionee shall pay to the Company the amount of any applicable federal, state or local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company is so paid. The Company shall have the right, subject to applicable law, to withhold such amount from any other amounts due or to become due from the Company to the Optionee, or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company, to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

     7.4 CONDITIONS PRECEDENT TO EXERCISE. The Plan Administrator may establish conditions precedent to the exercise of any option, which shall be described in the relevant Option Agreement.

8. FOREIGN QUALIFIED GRANTS. Options under this Plan may be granted to Independent Directors of the Company who reside in foreign jurisdictions. The Board of Directors may adopt supplements to the Plan as needed to comply with the applicable laws of such foreign jurisdictions and to give Optionees favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement on terms more beneficial to such Optionees than those permitted by this Plan.

9. HOLDING PERIOD. Unless otherwise determined by the Plan Administrator, if a person subject to Section 16 of the Exchange Act exercises an option within six months of the date of grant of the option, the shares of Common Stock acquired on exercise of the option may not be sold until six months after the date of grant of the option.

10. ADJUSTMENTS ON CHANGES IN CAPITALIZATION.

     10.1 STOCK SPLITS, CAPITAL STOCK ADJUSTMENTS. The aggregate number of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and each such option shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment.

     10.2 EFFECT OF MERGER, SALE OF ASSETS, LIQUIDATION OR DISSOLUTION.

          (a) MERGERS, SALE OF ASSETS, OTHER TRANSACTIONS. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), any unvested options issued under the Plan will vest automatically upon the closing of the Transaction.

          (b) LIQUIDATION; DISSOLUTION. If the Company is liquidated or dissolved, options shall be treated in accordance with Section 10.2(a).

     10.3 FRACTIONAL SHARES. If the number of shares covered by any option is adjusted, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

     10.4 DETERMINATION OF BOARD TO BE FINAL. All adjustments under this Section 10 shall be made by the Board of Directors, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

11. SECURITIES REGULATIONS.

     Shares of Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

12. AMENDMENT AND TERMINATION.

     12.1 PLAN. The Board of Directors may at any time suspend, amend or terminate this Plan, provided that, the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will:

          (a) increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan;

          (b) permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or

          (c) require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act.

     12.2 AUTOMATIC TERMINATION. Unless earlier suspended or terminated by the Board, the Plan will continue in effect until the earlier of: (i) ten years from the date on which it was adopted by the Board, or (ii) the date on which all shares available for issuance under the Plan have been issued. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under this Plan.

13. MISCELLANEOUS.

     13.1 TIME OF GRANTING OPTIONS. The date of grant of an option shall, for all purposes, be the date on which the Independent Director is elected, re-elected or appointed to the Board of Directors of the Company, and the execution of an Option Agreement and the conditions to the exercise of an option shall not defer the date of grant.

     13.2 NO STATUS AS SHAREHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares of Common Stock issuable on the exercise of any option granted under this Plan unless and until such option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the

Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

     13.3 RESERVATION OF SHARES. The Company, during the term of this Plan, at all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan.

14. EFFECTIVENESS OF THIS PLAN. This Plan shall become effective on the date on which it is adopted by the Board of Directors of the Company. No option granted under this Plan to any Independent Director of the Company shall become exercisable until the Plan is approved by the shareholders, and any option granted before such approval shall be conditioned on and is subject to such approval.

Adopted by the Board of Directors on February 16, 2000, and approved by the shareholders on __________________.

                                     PROXY
                               MICROVISION, INC.

                          ANNUAL MEETING JUNE 22, 2000

                     PROXY SOLICITED BY BOARD OF DIRECTORS
     THE ANNUAL MEETING OF SHAREHOLDERS OF MICROVISION, INC. WILL BE HELD
           ON JUNE 22, 2000 AT 9:00 A.M., PACIFIC DAYLIGHT TIME, AT
     THE WASHINGTON ATHLETIC CLUB, 1325 SIXTH AVENUE, SEATTLE, WASHINGTON.

     The undersigned hereby appoints Richard F. Rutkowski and Richard A. Raisig, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Microvision, Inc. (the "Company") on June 22, 2000, and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following matters proposed by the Board of Directors:

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)

--------------------------------------------------------------------------------
              -  Please Detach and Mail in the Envelope Provided  -

                                                         Please mark
                                                          your votes  / X /
                                                          as in this
                                                           example


                   FOR the      WITHHOLD AUTHORITY
                  nominees      to vote for the nominees

1.  Election of     /  /        /  /
    Directors:
                                         Nominees: Richard F. Rutkowski
                                                   Stephen R. Willey
                                                   Richard A. Raisig
                                                   Jacob Brouwer
                                                   Richard A. Cowell
                                                   Margaret Elardi
                                                   Walter J. Lack
                                                   William A. Owens
                                                   Robert A. Ratliffe
                                                   Dennis Reimer



Shareholders may withhold authority to vote for any particular nominee by lining through or otherwise striking out the name of any nominee.

2.  Proposal to amend the Company's 1996           FOR    AGAINST   ABSTAIN
    Stock Option Plan to increase the number       / /      / /       / /
    of shares of Common Stock authorized for issuance upon exercise of options.

3.  Proposal to approve the Independent Director   FOR    AGAINST   ABSTAIN
    Stock Option Plan and the initial grant of     / /      / /       / /
    options thereunder to non-employee directors.

4.  Proposal to ratify the appointment of          FOR    AGAINST   ABSTAIN
    PricewaterhouseCoopers LLP as independent      / /     / /       / /
    auditors of the Company for the fiscal
    year ending December 31, 2000.

5. Transaction of any business that properly comes before the meeting or any adjournments thereof and matters incident to the conduct of the meeting. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY COME BEFORE THE MEETING.


Signature or Signatures:                                    Date          , 2000
                        ------------------ -----------------     --------

NOTE: Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

--------------------------------------------------------------------------------
              -  Please Detach and Mail in the Envelope Provided  -


                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF SHAREHOLDERS
                             MICROVISION, INC.

                               JUNE 22, 2000